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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 April 29, 2003


                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      0-19612                  04-2834797
(State of incorporation or    (Commission File Number)       (I.R.S. Employer
      organization)                                         Identification No.)


                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (212) 645-1405


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Item 5.  Other Events

     On April 29, 2003, ImClone Systems Incorporated issued a press release announcing board and management changes. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.  Exhibits

     (c) Exhibits

     99.1   Press Release dated April 29, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ImClone Systems Incorporated


                                       By: /s/ Clifford R. Saffron
                                           -------------------------------------
                                           Name:   Clifford R. Saffron
                                           Title:  Senior Vice President, Legal
                                                   and General Counsel


Date: April 29, 2003

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                                  EXHIBIT INDEX


Exhibit No.          Description

99.1                 Press release dated April 29, 2003